LAW OFFICES
                              BRICKER & ECKLER LLP
                             100 South Third Street
                            COLUMBUS, OHIO 43215-4291

                            TELEPHONE (614) 227-2300

                               FAX (614) 227-2390
                             EMAIL: INFO@BRICKER.COM
                   INTERNET HOME PAGE: HTTP://WWW.BRICKER.COM

                                  -------------


                           WRITER'S DIRECT DIAL NUMBER

                                 (614) 227-4896



                               September 17, 2001





Glenbrook Life and Annuity Company
3100 Sanders Road, J5B
Northbrook, IL  60002-7154


         Re:    Form N-4 Registration Statement
                Under the Securities Act of 1933 and the Investment Company Act of 1940 File No. ______________, 811-07467


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in the Form N-4 Registration Statement, for group and individual flexible premium deferred variable annuity contracts, to be issued by the Company, through its Glenbrook Life and Annuity Company Separate Account A.

                                                     Sincerely,

                                                     /S/ BRICKER & ECKLER LLP

                                                     Bricker & Eckler LLP


Columbus, Ohio